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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-79225) of our report dated August 20, 1999, with respect to the consolidated financial statements of Corinthian Colleges, Inc. included in the Form 10-K for the year ended June 30, 1999.

                                          /s/ Arthur Andersen LLP
Orange County, California
September 27, 1999